Equity Transactions	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Equity Transactions

NOTE M – EQUITY TRANSACTIONS

Public Offerings of Common Stock

In August 2014, the Company completed an offering of 8,050,000 shares of registered common stock, at a price of $4.60 per share, for gross proceeds of approximately $37.0 million. The Company received approximately $34.3 million in net proceeds after deducting underwriting fees and offering costs of approximately $2.7 million. The Company plans to use the net proceeds for working capital, capital expenditures and for general corporate purposes including potential acquisitions and the repayment of debt.

In March 2013, the Company completed an offering of 3,322,500 shares of registered common stock, at a price of $3.00 per share, for gross proceeds of $10.0 million. The Company received approximately $9.2 million in net proceeds after deducting underwriting fees and offering costs of approximately $0.8 million.

Restricted Stock Awards

On April 15, 2014, the Company granted 125,000 shares of restricted stock to Douglas M. VanOort. Such restricted shares vest on the third anniversary of the grant date so long as Mr. VanOort remains Chairman and Chief Executive Officer of the Company. The fair market value of the grant of restricted stock on award date was deemed to be $381,250 or $3.05 per share, which was the closing price of the Company’s common stock on the day before the grant as approved by the board of directors. We recorded approximately $91,000 of stock compensation expense for the year ended December 31, 2014 related to this restricted stock.

On April 15, 2014 the Company granted each of the four independent directors 3,000 shares of restricted stock for a total of 12,000 shares. Such restricted stock will vest ratably over each of the next four quarters so long as the director still serves as a member of the board of directors. The fair market value of each grant of restricted stock on award date was deemed to be $9,150 or $3.05 per share, which was the closing price of the Company’s common stock on the day before the grant as approved by the board of directors. We recorded approximately $36,000 of stock compensation expense for the year ended December 31, 2014 related to this restricted stock.

On October 27, 2014, the Company granted 1,500 shares of restricted stock to Bruce K. Crowther. Such restricted stock will vest over the next two quarters based on Mr. Crowther’s service on the board of directors. The fair market value of the grant on the award date was deemed to be $7,365 or $4.91 per share which was the closing price of the Company’s common stock on the day before the grant as approved by the board of directors. We recorded approximately $2,000 of stock compensation expense for the year ended December 31, 2014 related to this restricted stock.

The number and weighted average grant date fair values of restricted stock non-vested at the beginning and end of 2014, 2013 and 2012, as well as stock awards granted, vested and forfeited during the year are as follows:

	Number of Restricted Shares	Weighted Average Grant Date Fair Value
Nonvested at December 31, 2011	90,000	$1.44
Granted in 2012	—	—
Vested in 2012	(50,000)	1.44
Forfeited in 2012	—	—

Nonvested at December 31, 2012	40,000	1.44
Granted in 2013	—	—
Vested in 2013	(32,000)	1.44
Forfeited in 2013	—	—

Nonvested at December 31, 2013	8,000	1.44
Granted in 2014	138,500	3.07
Vested in 2014	(18,125)	2.45
Forfeited in 2014	—

Nonvested at December 31, 2014	128,375	3.06